                                                                    EXHIBIT 99.1

                     SHARE EXCHANGE AND SETTLEMENT AGREEMENT

     THIS SHARE EXCHANGE AND SETTLEMENT AGREEMENT (the "Agreement") is made this
30th day of June 2006 by and among Blonder Tongue  Telephone,  LLC, a New Jersey limited liability company ("BTT"), Blonder Tongue Laboratories, Inc., a Delaware
corporation  ("Blonder  Tongue"),  Resource  Investment Group, LLC, a New Jersey
limited  liability  company ("RIG"),  Broadstar  South,  LLC, a Delaware limited liability  company  ("BSS"),  H. Tyler Bell, an individual  ("TB"),  and Douglas
Bell, an  individual  ("DB"),  for and on behalf of  themselves  and their past,
present  and  future   officers,   shareholders,   employees,   representatives,
licensees, parents, subsidiaries,  predecessors in interest, affiliates, agents, servants,  successors  and  assigns.  BTT,  RIG,  BSS,  TB and DB are  sometimes referred to collectively herein as the "Bell Entities."

                                   BACKGROUND

     Pursuant to the terms of that certain Capital Contribution Agreement, dated as of March 26, 2003,  by and among  Blonder  Tongue,  BTT and the other parties signatory thereto, as amended by that certain Amendment to Capital  Contribution
Agreement,  dated as of September 11, 2003, Blonder Tongue  transferred  500,000 shares of Blonder  Tongue  common  stock (the  "Blonder  Shares") to BTT and BTT transferred  49 shares of BTT  membership  shares,  representing a 50% ownership interest in BTT (the "BTT Shares") to Blonder Tongue.

     On September 11, 2003,  (i) RIG, BTT and Blonder  Tongue  entered into that certain  Amended and Restated  Operating  Agreement  of BTT (the "BTT  Operating
Agreement"),  (ii)  Blonder  Tongue,  TB and DB  entered  into a  Joint  Venture
Agreement  (the "JV  Agreement")  pursuant to which the  parties  formed a joint venture ("Joint Venture") related to the owing and operating  telephone systems,
(iii) BTT and  Blonder  Tongue  entered  into  that  certain  Royalty  Agreement
("Royalty Agreement"), and (iv) BTT and Blonder Tongue entered into that certain
Stock Pledge  Agreement  ("Stock  Pledge  Agreement",  collectively,  the "Prior
Agreements").

     Certain  disputes and differences  have arisen between and among certain of the parties hereto under the Prior  Agreements and in connection  with the Joint
Venture.  The parties now each desire to enter into this Agreement  according to the terms set forth herein,  including,  without limitation,  the share exchange between Blonder Tongue and BTT whereby  Blonder Tongue  transfers the BTT Shares to BTT and BTT transfers the Blonder Shares to Blonder  Tongue,  the dissolution of the Joint Venture,  and the termination of the Prior Agreements,  in order to settle any and all  differences  between or among the parties arising out of the operation of BTT, the Joint Venture,  the Prior Agreements or otherwise,  all as more fully set forth below.

     NOW THEREFORE, intend to be legally bound, the parties agree as follows:

     1. Share Exchange.

          (a)  BTT  Shares.   In  consideration  of  BTT's  performance  of  the
     obligations  set forth in Section 1(b) below,  Blonder Tongue hereby sells, assigns and transfers to BTT, the BTT Shares. Blonder Tongue represents and warrants  that the BTT  Shares  are free and  clear of any and all liens or encumbrances granted, created or permitted by Blonder Tongue.

          (b) Blonder Shares.  In consideration of Blonder Tongue's  performance of the  obligations  set forth in Section  1(a)  above,  BTT hereby  sells, assigns and transfers to Blonder Tongue,  the Blonder Shares, and agrees to deliver to Blonder  Tongue,  such Blonder  Shares duly endorsed or together with an  assignment  separate  from  certificate,  duly endorsed to Blonder
     Tongue.  BTT  represents  and warrants that the Blonder Shares are free and clear of any and all liens and encumbrances granted,  created or permitted, by BTT, except for liens in favor of Blonder Tongue.

          (c)  Investment  Intent.   Each  of  BTT  and  Blonder  Tongue  hereby
     represents to the other that it is acquiring the securities  being acquired by it hereunder  for  investment  purposes  only and not with a view to the distribution or resale thereof.

          (d) BTT Second Quarter Losses. BTT hereby acknowledges and agrees that the losses incurred by BTT during the second calendar quarter of 2006 shall not  exceed  $65,000  and that any loss in  excess of such  amount  for the second calendar quarter of 2006 shall be deducted from the Equipment Credit
     (as defined below).

          (e) Audit Rights. For a period of five (5) years following the date of this  Agreement,  Blonder Tongue shall have the right,  with respect to any fiscal year,  or part  thereof,  for any time period prior to and including
     June 30, 2006 (the "Audit Period"),  to require that BTT engage independent certified  public  accountants  registered  and in good  standing  with the
     Public Company Accounting  Oversight Board and acceptable to Blonder Tongue in its reasonable  discretion (i) to prepare audited  financial  statements for each fiscal year which includes any part of the Audit Period,  prepared in accordance with generally accepted accounting  principals then in effect in the United States, within sixty (60) days of the end of such fiscal year and (ii) to issue an opinion thereon,  and further  provided,  that Blonder
     Tongue  shall  have the right to  include  such  financial  statements  and opinion  (collectively,  the "Financial  Statements")  in periodic or other filings required to be filed by Blonder Tongue with the Securities Exchange
     Commission.  BTT shall be responsible for and shall pay costs up to $10,000 incurred in connection  with any audit or the  preparation of any Financial
     Statements requested by Blonder Tongue for any time period within the Audit
     Period.  Any cost  exceeding  $10,000  related to such  requested  audit or preparation of Financial Statements shall be paid by Blonder Tongue.

     2. Brickell Bay Transfer. The parties hereby acknowledge,  that immediately prior to the execution of this Agreement, Blonder Tongue, BSS, DB and TB entered into  that  certain  Purchase  and  Transfer  Agreement  ("Transfer  Agreement")
pursuant to which Blonder Tongue is  transferring to BSS its fifty percent (50%)
ownership  interest  in the  Service  Agreement  (as  defined  in  the  Transfer
Agreement)  related to the  telephone  system at The Club at  Brickell  Bay (the
"Brickell Bay Interest") in exchange for the payment by BSS to Blonder Tongue in the amount of One Hundred and Fifty Thousand  Dollars  ($150,000) (the "Brickell
Purchase Price"), pursuant to the terms and conditions contained in the Transfer
Agreement.  The parties  hereby  acknowledge  that any amount applied by Blonder
Tongue to offset the Brickell Purchase Price under Sections 3(e) and 6(b) below, shall be deemed to be a payment  in  accordance  with the terms of the  Transfer
Agreement.  BSS,  BTT and Blonder  Tongue  hereby  agree that,  effective  as of
January 1, 2007, the Brickell  Purchase Price shall be deemed to be paid in full pursuant to the terms of the Transfer Agreement,  notwithstanding any balance of the Brickell Purchase Price then due and owing to Blonder Tongue.

     3.  Equipment   Purchase  Credit.   Blonder  Tongue  hereby  grants  BTT  a
non-transferable  equipment  purchase  credit  in the  aggregate  amount of Four
Hundred Thousand Dollars ($400,000) (the "Equipment Credit"), subject to Section
1(d) above and pursuant to the following conditions:

          (a)  Calculation.  The Equipment Credit will be calculated and applied based upon the  equipment  pricing list  attached  hereto as Exhibit A. The
     Equipment  Credit can be applied solely to the actual purchase price of the equipment  ordered  and  cannot be used to  credit  any  applicable  taxes, shipping  costs,  insurance or other fees related to such  equipment  order
     (collectively,  the "Taxes and  Fees").  All Taxes and Fees  related to any purchase order must be paid, in cash,  prior to Blonder Tongue shipping any of the equipment  ordered.  At BTT's request,  the Equipment Credit will be applied  by Blonder  Tongue to  purchase  orders  received  from RIG,  BSS,
     Broadstar  Communications,   LLC,  a  Delaware  limited  liability  company
     ("Broadstar Communications"), TB or DB (each, an "Authorized Designee").

          (b) Telephony  Products.  Two-thirds  (2/3rds) of the Equipment Credit
     ($270,000)  shall be  applicable  solely to purchase  orders for  telephony products which are in Blonder Tongue's inventory as of the date of any such purchase order (the "Telephony Credit").  The Telephony Credit shall expire on December 31, 2006 and any unused  Telephony Credit on such date shall be forfeited by BTT. Any purchase  order for  telephony  products  received by
     Blonder  Tongue after  December 31, 2006 or exceeding the Telephony  Credit shall not be eligible for the  Telephony  Credit and the party placing such purchase  order  shall  be  required  to pay  the  purchase  price  and all applicable Taxes and Fees for such telephony  products  pursuant to Blonder
     Tongue's standard payment terms.

          (c) Video and Data Products. One-third (1/3rd) of the Equipment Credit
     ($130,000)  shall  be  applicable  to  purchase  orders  for  video or data products or additional  telephony  products  after the Telephony  Credit is exhausted or has expired (the "Video/Data Credit").  Blonder Tongue and BTT shall mutually  agree upon the  allocation of the  Video/Data  Credit to be applied  to  purchase  orders for video  products  and data  products.  The
     Video/Data  Credit  shall  expire  on  December  31,  2006  and any  unused
     Video/Data  Credit on such date shall be  forfeited  by BTT.  Any  purchase order for video,  data or  telephony  products  received by Blonder  Tongue after  December 31, 2006 or exceeding  the  Video/Data  Credit shall not be eligible for the  Video/Data  Credit and the party  placing  such  purchase order shall be required to pay the purchase price and all applicable  Taxes and Fees for such video,  data or  telephony  products  pursuant to Blonder
     Tongue's standard payment terms.

          (d) Leasing. At BTT's election, BTT, or its Authorized Designee, shall have the right to lease,  through a third-party leasing company selected by
     BTT  ("Leasing  Company"),  some  or all of the  telephony,  video  or data products otherwise eligible to be ordered by BTT under the Equipment Credit
     (the  "Leased  Equipment").  In such event,  subject to the  provisions  of
     Section  3(e)(2)  below,  within  fifteen  (15) days  following  receipt by
     Blonder  Tongue  from the  Leasing  Company of full  payment for the Leased
     Equipment  (the "Lease  Payment"),  Blonder Tongue shall pay to BTT, or its
     Authorized  Designee,  an amount  equal to the Lease  Payment  received  by
     Blonder  Tongue,  minus any applicable  Taxes and Fees, up to the Telephony
     Credit or Video/Data Credit, as applicable.

          (e) Brickell Purchase Price.

               (1) Until  such time as the  Brickell  Purchase  Price is paid in full by BSS to Blonder  Tongue,  for each purchase  order  received by
          Blonder Tongue and otherwise  eligible for the Equipment Credit,  BTT, or its Authorized  Designee,  as applicable,  shall pre-pay to Blonder
          Tongue  (i) an  amount  equal to  forty  percent  (40%)  of the  total purchase  price of the  equipment  ordered  pursuant to such  purchase order (each, a "40% Payment") and (ii) all applicable  Taxes and Fees.
          Blonder Tongue shall have no obligation to ship any equipment  ordered under any such purchase order to BTT, or its Authorized  Designee,  as applicable,  until receipt of the 40% Payment and all applicable Taxes and Fees related to such purchase order. Blonder Tongue shall have the right to apply  each such 40%  Payment  to offset  the  balance of the
          Brickell Purchase Price then owing to Blonder Tongue.

               (2)  In  the  event  BTT  elects  to  lease  some  or  all of the telephony,  video or data  products as provided in Section 3(d) above, until such time as the Brickell  Purchase Price is paid in full by BSS to Blonder  Tongue,  Blonder  Tongue  shall have the right to withhold forty  percent  (40%)  of each Net  Lease  Payment  received  from the
          Leasing Company (the "40% Holdback"),  and shall,  notwithstanding the provisions of Section 3(d) above,  be obligated,  within  fifteen (15)
          days following  receipt by Blonder Tongue from the Leasing  Company of the Lease  Payment,  to pay to BTT,  or its  Authorized  Designee,  an
          amount equal to sixty percent (60%) the Net Lease Payment  received by
          Blonder Tongue,  up to the Telephony Credit or Video/Data  Credit,  as
          applicable. Blonder Tongue shall have the right to apply each such 40%
          Holdback to offset the  balance of the  Brickell  Purchase  Price then owing to Blonder  Tongue.  The term "Net Lease Payment" shall mean the
          Lease Payment minus all applicable Taxes and Fees.

          (f)  Use of  Equipment.  In no  event  shall  BTT,  or any  Authorized
     Designee,  have the right to resell any or all of the  telephony,  video or data  products  received from Blonder  Tongue under the  Equipment  Credit, provided, however, if any such equipment is installed in a telephony, video or data system owned by BTT or an Authorized  Designee and is  subsequently sold, such sale shall not violate this provision.

     4.  Intellectual  Property  License  Agreement.  BTT and Blonder Tongue are
parties to that certain  Intellectual  Property  License  Agreement  dated as of
March 26, 2003  ("License  Agreement")  pursuant to which Blonder Tongue granted
BTT a  non-exclusive,  revocable-at-will  license  ("License") to use certain of
Blonder Tongue's intellectual property, including, without limitation, the names
"Blonder," "Blonder Tongue," or "BT" (the "Intellectual  Property").  BTT hereby acknowledges  and agrees that this Section 4 shall be deemed to be a notice from
Blonder  Tongue of  revocation  of the License  pursuant to Section  2(a) of the
License  Agreement,  properly  delivered  in  accordance  with  Section 8 of the
License Agreement,  and that BTT shall cease using the Intellectual  Property in strict  accordance  with the  terms and  conditions  of the  License  Agreement, including the obligation to change its name within  seventy-five  (75) days from the date of this notice, provided, however, in no event shall BTT use any of the
Intellectual Property beyond ninety (90) days from the date of this Agreement.

     5.  Termination  of  Agreements.  Each of the parties  hereby agrees to the termination,  as of the date hereof, of each of the Prior Agreements to which it is a party  without any further  action  required on the part of any party;  and each of the Prior Agreements,  and all of the terms and conditions  contained in each such Prior Agreement  shall, as of the date hereof,  be of no further force or effect, including, without limitation, any provision containing a restrictive covenant or obligation which, by its terms, would otherwise survive  termination of such  Prior  Agreement,  provided,  however,  the  provisions  of  Section 6,
Confidentiality,  of  the  JV  Agreement,  and  the  provisions  of  Section  7,
Confidentiality, of the Royalty Agreement (together, the "Surviving Provisions")
shall survive such  termination  and shall  continue in full force and effect in accordance with their respective terms.

     6. Additional Agreements.

          (a)  Dissolution  of Joint  Venture.  The Joint  Venture among Blonder
     Tongue,  on the one  hand,  and TB and DB,  on the  other  hand,  is hereby dissolved.

          (b) Right of First  Refusal.  For a period of three (3) years from the date hereof,  BTT hereby agrees to provide  Blonder  Tongue the  reasonable opportunity  to  quote  on any  requirements  of BTT or its  customers  for telephony equipment at the same time as quotations are solicited from other vendors  and to meet  any  pricing  offered  to BTT by  other  vendors  for equipment of comparable quality and performance.

          (c) Current Open Invoices.  The parties hereto  acknowledge  and agree that, as of the date of this Agreement,  there are unpaid invoices owing to
     Blonder  Tongue by  Broadstar  Communications,  an affiliate of BTT, in the amount of Fifty One Thousand Dollars ($51,000) (the "Account  Receivable").
     BTT hereby agrees to pay, in full, the Account Receivable,  within ten (10)
     days following the execution of this Agreement (the "AR Payment").  Blonder
     Tongue shall (i) apply the Account  Receivable against the Equipment Credit as follows:  $47,000  against the Telephony  Credit and $4,000  against the
     Video/Data  Credit and (ii)  apply the AR Payment to offset the  balance of the Brickell  Purchase Price due and owing to Blonder Tongue.  Upon receipt of the AR  Payment,  Blonder  Tongue  will  ship  the  telephony  equipment previously ordered by Broadstar  Communications  under purchase orders open as of the date of this Agreement,  up to $34,000 (the "Open  Orders").  The full purchase  price of the Open Orders,  excluding  Taxes and Fees,  shall apply to the  Telephony  Credit and Broadstar  Communications  shall not be
     required  to  pre-pay  the  40%  Payment   related  to  such  Open  Orders.
     Notwithstanding any other provision of this Agreement, Blonder Tongue shall have no obligation to ship any equipment  ordered under any purchase  order from BTT or any  Authorized  Designee  until  Blonder  Tongue has  received payment of the Account Receivable.

          (d) Clayton Park.  The parties hereby  acknowledge  that the agreement between  BSS and the  owner  of that  certain  property  commonly  known as
     Clayton  Park (the  "Clayton  Park ROE  Agreement"),  pursuant to which the owner had granted  BSS the right to install and operate a telephone  system
     ("System") on such  property,  has previously  been  terminated and that in connection  with such  termination,  BSS  uninstalled  and removed from the property certain  telephony  equipment valued at Fourteen  Thousand Dollars
     ($14,000) (the "Clayton Park Equipment"), and that the System was a JV Deal
     (as defined in the JV Agreement).  Blonder Tongue and BTT hereby agree that
     (i) BSS  shall  retain,  and is hereby  granted  ownership  of,  all of the
     Clayton Park  Equipment and (ii) Blonder Tongue shall apply one half of the value of the Clayton Park Equipment ($7,000) against the Telephony Credit.

          (e) Provident Media. The parties hereby acknowledge that,  pursuant to that certain Local Service  Affiliate  Agreement  between BTT and Provident
     Media  -  Providence  on  the  Park,  a  Texas  limited  liability  company
     ("Provident Media"), dated as of May 20, 2005 (the "LSA"), BTT is obligated to refund to Provident Media an amount equal to Forty Thousand, Six Hundred and  Seventy-Seven  Dollars  ($40,677),  representing  110% of the original purchase price of the equipment  purchased in connection  with the LSA (the
     "Provident Media Equipment"), minus (A) all commissions and (B) any and all
     T1 penalty  charges (the "Refund  Amount").  Blonder  Tongue and BTT hereby agree that (i) Blonder  Tongue shall pay to Provident  Media,  on behalf of
     BTT, the Refund  Amount,  (ii) Blonder  Tongue shall  indemnify BTT for any damages or losses  incurred by BTT related to any claim by Provident  Media against  BTT in  connection  with the  refund of  purchase  price  required pursuant to the LSA,  (iii) Blonder  Tongue shall have the right to receive and take  ownership to the Provident  Media  Equipment,  and (iv) BTT shall order such Provident  Media  Equipment  pursuant to a purchase order at the prices listed in Exhibit A, attached  hereto,  and such shall apply against the Telephony Credit pursuant to the provisions of Section 3 above.

     7. Mutual General Release.

          (a)  Subject  to any  claims  arising  out of or from a breach of this
     Agreement,  Blonder  Tongue does  hereby  irrevocably  and  unconditionally remise,  release and forever  discharge each of the Bell Entities and their respective predecessors, successors, past and present affiliates, divisions and subsidiaries,  stockholders,  partners, directors, officers, agents and employees,  from any and all  manner of action,  causes of  action,  suits, debts, accounts, contracts, agreements, controversies,  judgments, damages, claims,  liabilities,  and demands of any nature whatsoever  whether known, unknown, fixed or contingent  (collectively,  the "Blonder Tongue Claims"), which  Blonder  Tongue,  or any one  claiming  through,  by or on behalf of
     Blonder Tongue, ever had, now has, or hereafter can, may or will have, for, upon or by reason of (i) Blonder Tongue's purchase,  ownership, or sale and transfer of the BTT Shares,  (ii) the Joint Venture, or (iii) any or all of
     the Prior  Agreements,  excluding  Blonder  Tongue  Claims  related  to, or arising under, any Surviving Provision of any Prior Agreement.

          (b)  Subject  to any  claims  arising  out of or from a breach of this
     Agreement,   each  of  the  Bell  Entities  does  hereby   irrevocably  and
     unconditionally  remise,  release and forever  discharge Blonder Tongue and its predecessors,  successors,  past and present affiliates,  divisions and subsidiaries,  stockholders,  partners,  directors,  officers,  agents  and employees,  from any and all  manner of action,  causes of  action,  suits, debts, accounts, contracts, agreements, controversies,  judgments, damages, claims,  liabilities,  and demands of any nature whatsoever  whether known, unknown, fixed or contingent  (collectively,  the "Bell Claims"), which any
     Bell Entity, or any one claiming through, by or on behalf of a Bell Entity, ever had, now has, or  hereafter  can,  may or will have,  for,  upon or by reason of (i) the purchase,  ownership, or sale and transfer of the Blonder
     Shares,  (ii)  the  Joint  Venture,  or  (iii)  any or  all  of  the  Prior
     Agreements,  excluding  Bell  Claims  related  to, or  arising  under,  any
     Surviving Provision of any Prior Agreement.

     8. General  Provisions.  Each party to this Agreement agrees to perform any further  acts and  execute  and deliver  any  documents  that may be  reasonably necessary to carry out the provisions of this Agreement.  Time is of the essence as to the performance of all obligations under this Agreement. The provisions of this  Agreement may be waived,  altered,  amended,  or repealed,  in whole or in part,  only on the  written  consent  of all  parties  to this  Agreement.  This
Agreement  shall be binding  upon and shall  inure to the benefit of any and all successors and assigns of the parties  hereto.  This Agreement  constitutes  the entire  agreement and  understanding of the parties on the subject matter hereof
and   supersedes   any  and  all  prior  and   contemporaneous   agreements  and
understandings  of the parties.  This Agreement shall be construed in accordance with,  and governed by, the laws of the State of New Jersey.  This Agreement may be  executed  in one or more  counterparts,  each of which  shall be  deemed  an original,  but  all  of  which  together  shall  constitute  one  and  the  same instrument.

                       SIGNATURES FOLLOW ON THE NEXT PAGE.

     IN WITNESS  WHEREOF,  the undersigned have executed this Share Exchange and
Settlement Agreement on the date first above written.

Blonder Tongue Laboratories, Inc.           Blonder Tongue Telephone, LLC

By: /s/ Eric S. Skolnik                     By: /s/ Douglas Bell, under POA
    Eric S. Skolnik, Senior Vice President,     H. Tyler Bell, Managing Member,
    Chief Financial Officer                     acting by and through his
                                                Attorney-in-Fact, Douglas Bell,
                                                under Power of Attorney
                                                Dated June 12, 2006

Resource Investment Group, LLC              Broadstar South, LLC

By: /s/ Douglas Bell                        By: /s/ Douglas Bell
     Douglas Bell, Manager                      Douglas Bell, Manager

/s/ Douglas Bell                                /s/ Douglas Bell, under POA
Douglas Bell, individually                      H. Tyler Bell, individually,
                                                acting by and through his
                                                Attorney-in-Fact, Douglas Bell,
                                                under Power of Attorney
                                                dated June 12, 2006